UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934, as amended

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

THE ADVISORS’ INNER CIRCLE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE

Shareholder Contact:

Al Guinto

610-676-4345

CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

CORNERSTONE ADVISORS CORE PLUS BOND FUND

NOTICE OF CHANGE TO

THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 11, 2020

OAKS, Pa., November 5, 2020

The Advisors’ Inner Circle Fund (the “Trust”) provides the following notice to the shareholders of Cornerstone Advisors Global Public Equity Fund and the Cornerstone Advisors Core Plus Bond Fund (each a “Fund” and together, the “Funds”):

Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders and the Trust’s officers and support staff, NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Meeting”) of the Funds, which was originally scheduled for October 16, 2020 at 11:00 a.m. EST, and then adjourned to November 11, 2020 at 11:00 a.m. EST due to a lack of quorum being obtained, will now be available only virtually in a conference call format at that date and time.

As described in the proxy materials for the Meeting previously distributed, any shareholder of record of the Funds as of the close of business on August 7, 2020 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. If you wish to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please use the email subject line “Cornerstone Special Meeting”, and include in your email your full name along with your request for the conference call number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting must be received no later than 1:00 p.m., Eastern Time, on November 10, 2020.

To ensure access to the Meeting, eligible shareholders should dial into the Meeting by 10:45 a.m., Eastern Time on November 11, 2020. Only Fund shareholders as of the record date may participate in the Meeting. The Funds will implement reasonable measures to verify that each person requesting participation at the Meeting is authorized to vote at the Meeting.

If you plan to attend the Meeting, you may vote during the course of the Meeting only via the Internet or by telephone. However, shareholders are strongly encouraged to vote and submit their proxy in advance of the Meeting by using one of the methods described in the proxy materials for the Meeting. The Proxy Statement is available on the Internet at https://vote.proxyonline.com/cornerstone/docs. The proxy card included with the proxy materials previously distributed will not be updated to reflect that the Meeting has been changed to the conference call format and may continue to be used to vote your shares in connection with the Meeting.

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